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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             -----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)
                                 August 5, 2002


                          HCC INSURANCE HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

  STATE OR OTHER                   COMMISSION                      IRS EMPLOYER
   JURISDICTION                    FILE NUMBER:                   IDENTIFICATION
 OF INCORPORATION:                                                    NUMBER:

     DELAWARE                        0-20766                        76-0336636


                             13403 NORTHWEST FREEWAY
                            HOUSTON, TEXAS 77040-6094
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (713) 690-7300


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ITEM 5.  OTHER EVENTS

         Pursuant to the terms of the August 23, 2001 Indenture and First Supplemental Indenture between Wachovia Bank, National Association and HCC Insurance Holdings, Inc. ("HCC"), HCC has provided notice dated August 5, 2002 to holders of its 2.00% Convertible Notes due 2021 (the "Notes") of its intention to pay the purchase price of any such Notes which may be tendered to HCC on September 1, 2002 in cash. Any such Notes are subject to repurchase only in accordance with their terms of issuance.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 5, 2002          HCC INSURANCE HOLDINGS, INC.



                                By: /s/ Christopher L. Martin
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                                    Christopher L. Martin
                                    Executive Vice President and General Counsel